UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 4, 2016

American Housing Income Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 4, 2016, the Board of Directors of the Company approved a $2,000,000 stock repurchase program (referred to in the resolutions as the “Stock Repurchase Program”). Under the Stock Purchase program, the Company may repurchase up to $2,000,000 of its common stock. The plan expires on or before November 1, 2016. The Company may repurchase its common stock from time to time, in amounts and at prices the Company deems appropriate, subject to market conditions and other considerations, as set forth in the resolutions. The Company’s repurchase may be executed using open market purchases, privately negotiated agreements or other transactions. The repurchases will be funded from cash on hand, available borrowings or proceeds from potential debt or other capital markets sources, provided that such repurchasing complies with Sections 2-310 and 2-311 of the Maryland General Corporations Law. The stock repurchase program may be suspended or discontinued by the Board of Directors at any time without prior notice. The Company issued a press release announcing the Stock Repurchase Program.

Once the registration statement on Form S-11/A is deemed effective, the Board of Directors will reassess restructuring the Stock Repurchase Program in order to take advantage of the Rule 10b-18 safe harbor. In the event the Board of Directors determines that the Company will rely solely on the Rule 10b-18 safe harbor, the Board of Directors shall direct its officers to issue a disclosure on Form 8-K and an updated press release, to the extent one was issued under Section 2, above, disclosing that the Stock Purchase Program will be suspended for four calendar weeks in order to comply with the safe harbor rules in light of trading of its stock, and to assess the Stock Repurchase Program in light of Rule 101 and Rule 102 of Regulation M, and rules set forth by FINRA’s Market Regulation Department in monitoring over-the-counter trading.

The Board of Directors has concluded that in order to mitigate against any claims of market manipulation during the time period in which it is not eligible for protections under the Rule 10b-18 safe harbor, the Company’s directors, officers and affiliates, including Performance Realty Management, LLC, American Realty Partners, LLC, Sean Zarinegar and Kenneth Hedrick are precluded from participating in the Stock Repurchase Program, until further resolution of the Board of Directors. The Board of Directors further instructs the officers and directors to not disclose any non-public information to any shareholders expressing an interest in the Stock Repurchase Program.

In addition to disseminating a press release on the Stock Repurchase Program, the Company announced on April 5, 2016 that its President and Chief Executive Officer, Jeff Howard, will be participating in the Growth Capital Expo at the Caesar Palace Resort in Las Vegas, Nevada between May 3rd and May 5th, 2016.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document

10.1	Board of Directors Resolution
10.2	Press Release - Share Repurchase Program
10.3	Press Release - Expo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

By:  /s/ Jeff Howard

Name: Jeff Howard

Title:  Chief Executive Officer and President

Dated: April 4, 2016

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